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Boise Cascade Corporation
Boise Cascade Trust I
7.50% Adjustable Conversion-rate
Equity Security Units
(Stated Amount $50 per Unit)

Underwriting Agreement

November 29, 2001

Goldman, Sachs & Co.,
ABN AMRO Rothschild LLC,
Banc of America Securities LLC,
First Union Securities, Inc.,
J.P. Morgan Securities Inc.,
    c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

    Boise Cascade Corporation, a Delaware corporation (the "Company"), and the several Underwriters named in Schedule I hereto (the "Underwriters") propose, subject to the terms and conditions stated herein, to enter into the Purchase Contracts (the "Purchase Contracts") referred to in the Purchase Contract Agreement to be dated as of December 5, 2001 (the "Purchase Contract Agreement") between the Company and BNY Western Trust Company, as Purchase Contract Agent (the "Purchase Contract Agent"), underlying an aggregate of 3,000,000 7.50% Adjustable Conversion-rate Equity Security Units (the "Firm Securities"). In connection therewith, Boise Cascade Trust I (the "Trust"), a statutory business trust created under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act"), and the Company propose, subject to the terms and conditions herein, that the Trust issue and sell to the Underwriters 3,000,000 7.50% Preferred Securities (liquidation amount $50) (the "Preferred Securities") representing undivided preferred beneficial interests in the assets of the Trust, which will be guaranteed by the Company (the "Guarantee") as to the payment of distributions, and as to payments on liquidation or redemption, to the extent that the Trust has funds on hand legally available therefor, as set forth in a guarantee agreement (the "Guarantee Agreement") between the Company and BNY Western Trust Company, as trustee (the "Guarantee Trustee"). In connection with the Purchase Contract Agreement and pursuant to the Pledge Agreement, to be dated as of December 5, 2001 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and JPMorgan Chase Bank, as collateral agent, custodial agent and securities intermediary (the "Collateral Agent"), the Preferred Securities underlying the Units (as defined below) will be pledged by the Purchase Contract Agent on behalf of the holders of the Units to secure the holders' obligations to the Company under the Purchase Contract underlying such Unit. The rights to purchase newly issued common stock, par value $2.50 per share, of the Company (the "Common Stock") under a Purchase Contract, together with the Preferred Securities or other pledged securities securing such Purchase Contract, subject to (i) the obligations owed to the Company under such Purchase Contract and (ii) the pledge arrangements under the Pledge Agreement securing the foregoing obligations, collectively constitute an Adjustable Conversion-rate Equity Security Unit (each, a "Unit"). In addition, subject to the terms and conditions herein, the Company proposes to grant the Underwriters an option to enter into Purchase Contracts underlying up to 450,000 additional Units, and the Trust and the Company propose to grant the Underwriters an option to purchase up to 450,000 additional Preferred Securities, and, in the event the Underwriters enter into any such additional Purchase Contracts, the Underwriters propose to purchase a number of additional Preferred Securities equal to such number of additional Purchase Contracts, pledge such Preferred Securities to the Collateral Agent (the Units resulting therefrom being the "Optional Securities"). The Firm Securities and any Optional Securities purchased by the Underwriters are herein called the "Securities".

    The proceeds of the sale of the Preferred Securities and of the common securities of the Trust (the "Common Trust Securities" and, together with the Preferred Securities, the "Trust Securities") to be sold by the Trust to the Company are to be invested in 7.50% Senior Debentures (the "Senior Debentures") of the Company to be issued pursuant to an Indenture (the "Original Indenture") between the Company and U.S. Bank Trust National Association (as successor in interest to Morgan Guaranty Trust Company of New York), as trustee (the "Original Trustee"), dated as of October 1, 1985, as supplemented by the First Supplemental Indenture between the Company and the Original Trustee, dated as of December 20, 1998 (the "First Supplement") and the Second Supplemental Indenture between the Company and the Original Trustee, dated as of August 1, 1990 (the "Second Supplement", and, together with the Original Indenture and the First Supplement, the "Base Indenture"), as further supplemented for this transaction by the Third Supplemental Indenture, to be dated as of December 5, 2001 (the "Third Supplemental Indenture", and, together with the Base Indenture, the "Indenture"), among the Company, the Original Trustee and BNY Western Trust Company, as series trustee (the "Debenture Trustee"). The Trust Securities will be issued pursuant to, and will be governed by the Amended and Restated Declaration of Trust, dated as of December 5, 2001, (the "Declaration") among the Company, BNY Western Trust Company, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware Trustee (the "Delaware Trustee"), the Administrative Trustees named therein and the holders from time to time of the beneficial interests in the assets of the Trust. The Declaration, the Indenture and the Guarantee Agreement will be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

    Pursuant to a Remarketing Agreement (the "Remarketing Agreement") to be entered into among the Company, the Purchase Contract Agent and a financial institution to be selected by the Company to act as reset agent and remarketing agent (together, the "Remarketing Agent"), the Preferred Securities or Senior Debentures will be remarketed, subject to certain terms and conditions.

    1.  The Company and the Trust jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

      (a) A registration statement on Form S-3 (File Nos. 333-74981 and 333-74981-01) (the "Initial Registration Statement") in respect of the Securities, including the Purchase Contracts underlying the Securities, the shares of Common Stock (the "Shares") to be issued upon settlement of the Purchase Contracts underlying such Securities, the Preferred Securities, the Senior Debentures and the Guarantee, has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, delivered to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became or hereafter becomes effective upon filing, the documents incorporated by reference therein and any post-effective effective amendment thereto no other document with respect to the Initial Registration Statement has heretofore been filed or transmitted for filing (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to you) with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial

  Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto but excluding Form T-1 and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement);

      (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

      (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

      (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

      (e) The Remarketing Agreement has been duly authorized by the Company and, pursuant to the terms of the Purchase Contract Agreement; the Company will undertake to execute and deliver the Remarketing Agreement prior to the Remarketing Date (as such term is defined therein); and the Remarketing Agreement will conform in all material respects to the description thereof contained in the Prospectus;

      (f)  The Trust has been duly formed and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority (trust and other) to enter into this Agreement, to own property and to conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and the Declaration and as described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Declaration, and the agreements and instruments contemplated by the Declaration and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Declaration and described in the Prospectus; based on expected operations and current law, the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; the Trust is not a party to or subject to any action, suit or proceeding of any nature; and the Declaration has been duly qualified under the Trust Indenture Act;

      (g) The Preferred Securities underlying the Firm Securities and the Optional Securities have been duly and validly authorized, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; the Preferred Securities will have the rights set forth in the Declaration; the holders of the Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

      (h) The Common Trust Securities have been duly and validly authorized and upon delivery at each Time of Delivery (as defined herein) by the Trust to the Company against payment therefor as described in the Prospectus, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Trust Securities is not subject to preemptive or other similar rights; at each Time of Delivery, all of the issued and outstanding Common Trust Securities of the Trust will be directly owned by the Company free and clear of all liens, encumbrances, security interests, equities or claims; the Common Trust Securities will have the rights set forth in the Declaration; and the Common Trust Securities and the Preferred Securities are the only interests authorized to be issued by the Trust;

      (i)  The unissued Shares to be issued and sold by the Company pursuant to the Purchase Contracts and the Purchase Contract Agreement have been duly authorized and reserved for issuance and, when issued and delivered against payment therefor as provided in the Purchase Contracts and the Purchase Contract Agreement, will be validly issued and fully paid and non-assessable and will conform to the description of the Common Stock in the Prospectus;

      (j)  The Purchase Contract Agreement and the Pledge Agreement have been duly and validly authorized by the Company and, when executed and delivered by the other parties thereto, will constitute valid and binding instruments, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Purchase Contract Agreement and the Pledge Agreement conform or will conform to the descriptions thereof in the Prospectus; and the Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Securities of their respective obligations under the Purchase Contracts constituting part of such Securities, a legal, valid and perfected security interest (as that term is defined in the Uniform Commercial Code, as adopted and in effect in the State of New York), in favor of the Collateral Agent, in the right, title and interest of such holders in the Pledged Securities (as defined in the Pledge Agreement) constituting a part of such Securities;

      (k) The Guarantee Agreement, the Declaration, the Third Supplemental Indenture and the Senior Debentures have each been duly authorized and, when validly executed and delivered by the Company and, (i) in the case of the Guarantee Agreement, by the Guarantee Trustee, (ii) in the case of the Declaration, by the Property Trustee and the Delaware Trustee, (iii) in the case of the Third Supplemental Indenture, by the Debenture Trustee, and (iv) in the case of the Senior Debentures, when validly authenticated and delivered by the Debenture Trustee, at each Time of Delivery, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, moratorium reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered at a proceeding in equity or at law); the Declaration, the Indenture and the Guarantee Agreement have been duly qualified under the Trust Indenture Act; the Senior Debentures are entitled to the benefits of the Indenture; and the Guarantee Agreement, the Declaration, the Indenture and the Senior Debentures will conform to the descriptions thereof in the Prospectus;

      (l)  the Base Indenture has been duly authorized, validly executed and delivered by the Company, and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, moratorium reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered at a proceeding in equity or at law);

      (m) The Guarantee Agreement, the Declaration, the Third Supplemental Indenture and the Senior Debentures have each been duly authorized and, when validly executed and delivered by the Company and, (i) in the case of the Guarantee Agreement, by the Guarantee Trustee, (ii) in the case of the Declaration, by the Property Trustee and the Delaware Trustee, (iii) in the case of the Third Supplemental Indenture, by the Debenture Trustee, and (iv) in the case of the Senior Debentures, when validly authenticated and delivered by the Debenture Trustee, at each Time of Delivery, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, moratorium reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered at a proceeding in equity or at law); the Declaration, the Indenture and the Guarantee Agreement have been duly qualified under the Trust Indenture Act; the Senior Debentures are entitled to the benefits of the

  Indenture; and the Guarantee Agreement, the Declaration, the Indenture and the Senior Debentures will conform to the descriptions thereof in the Prospectus;

      (n) The Trust is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

    2.  Subject to the terms and conditions herein set forth, (a) the Company and each of the Underwriters, severally and not jointly, agree to enter into the Purchase Contracts underlying the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto, (b) the Company and the Trust agree that the Trust will sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $48.50 per Preferred Security, the number of Preferred Securities underlying the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto, and (c) in the event and to the extent that the Underwriters shall exercise the election to enter into additional Purchase Contracts underlying Optional Securities as provided below, (i) the Company and each of the Underwriters, severally and not jointly, agree to enter into that number of additional Purchase Contracts as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional Purchase Contracts) determined by multiplying such number of additional Purchase Contracts by a fraction, the numerator of which is the maximum number of Optional Securities set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Securities set forth in total opposite the names of all such Underwriters in Schedule I hereto and (ii) the Company and the Trust agree that the Trust will sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust at the purchase price set forth in clause (a) of this Section 2, a number of Preferred Securities equal to such number of additional Purchase Contracts.

    The Company hereby grants to the Underwriters the right to enter into at their election up to 450,000 Purchase Contracts underlying Optional Securities and the Company and the Trust hereby grant the Underwriters the right to purchase from the Trust at their election up to 450,000 Preferred Securities, at the purchase price set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Securities. Any such election to enter into such additional Purchase Contracts and purchase such Preferred Securities may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of such additional Purchase Contracts to be entered into and Preferred Securities to be purchased (which shall be an identical number) and the date on which the related Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

    The Underwriters agree to pledge to the Collateral Agent, on behalf of the initial purchasers of the Units, the Preferred Securities underlying the Firm Securities and the Optional Securities with respect to which the Company and the Underwriters have entered into Purchase Contracts. Such pledge shall be effected by the delivery to the Collateral Agent in New York by the Underwriters of the Preferred Securities to be pledged at the appropriate Time of Delivery (as defined below) in accordance with the Pledge Agreement.

    Unless the context otherwise requires, for purposes of this Agreement, the act of entering into a Purchase Contract underlying a Security and purchasing a Preferred Security underlying a Security shall be referred to as a "purchase" of such Security.

    3.  Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

    4.  (a) The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Units in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to Goldman, Sachs & Co. at least forty-eight hours in advance, by causing DTC to credit the Units to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Units to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on December 5, 2001 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Securities, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

      (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(i) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

    5.  The Company and the Trust jointly and severally agree with each of the Underwriters:

      (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to such Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Securities or the shares of Stock issuable upon conversion of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

      (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the shares of Common Stock issuable upon settlement of the Purchase Contracts for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

      (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and the shares of Stock issuable upon conversion of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities and the shares of Common Stock issuable upon settlement of the Purchase Contracts at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

      (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

      (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company that are substantially similar to the Units, Preferred Securities or Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Units, Preferred Securities or Common Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

      (f)  To furnish to the holders of the Securities and its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

      (g) During a period of five years from the date of this Agreement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Securities or any class of securities of the Company is listed (excluding such reports and financial statements as are filed by the Company on the Commission's Electronic Data Gathering, Analysis and Retrieval System); and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

      (h) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

      (i)  If the Company and the Trust elect to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

      (j)  To use its best efforts to list, subject to notice of issuance, the Securities and the shares of Common Stock issuable upon settlement of the Purchase Contracts on the New York Stock Exchange (the "Exchange"); and

      (k) Not to invest, reinvest or otherwise use the proceeds received by the Company in such a manner, or take any action, or omit to take any action, that would cause the Company to become an "investment company" as that term is defined in the Investment Company Act.

    6.  The Company and the Trust, jointly and severally, covenant and agree with the several Underwriters that the Company or the Trust will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act, and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing and copying any Agreement among Underwriters, this Agreement, the Indenture, the Guarantee Agreement, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification; (iv) all fees and expenses in connection with listing the Securities on the Exchange; (v) any fees charged by securities rating services for rating the Securities, the Preferred Securities and the Senior Debentures; (vi) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing the Securities, the Preferred Securities, the Senior Debentures, the Common Trust

Securities and any Shares; (viii) the fees and expenses of the Trust and the trustees thereunder incident to the performance by the Trust of its obligations hereunder; (ix) the fees and expenses of the Purchase Contract Agent, Collateral Agent and Debenture Trustee and any agent of the Purchase Contract Agent, Collateral Agent and Debenture Trustee and the fees and disbursements of any counsel for the Purchase Contract Agent, Collateral Agent or Trustee in connection with the Purchase Contract Agreement, the Pledge Agreement the Indenture and the Senior Debentures, as the case may be; and (ix) all other costs and expenses incident to the performance of the Company's or the Trust's obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

    7.  The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Trust herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Trust shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

      (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, this Agreement, the validity of the Securities being delivered at such Time of Delivery, the Registration Statement, the Prospectus and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (c) Bell, Boyd & Lloyd, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority under such laws to own its properties and conduct its business as described in the Prospectus;

        (ii) The unissued Shares to be issued and sold by the Company pursuant to the Purchase Contracts and the Purchase Contract Agreement have been duly authorized and reserved for issuance and, when issued and delivered against payment therefor as provided in the Purchase Contracts and the Purchase Contract Agreement, will be duly and validly issued, fully paid and non-assessable and the outstanding shares of Common Stock conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities or the shares of Common Stock issuable upon settlement of the Purchase Contracts; it being understood that such counsel need express no opinion or belief as to the validity of the common stock purchase rights distributed by the Company to its shareholders on September 25, 1998;

        (iii) This Agreement has been duly authorized, executed and delivered by the Company;

        (iv) The Purchase Contract Agreement, the Purchase Contracts underlying the Securities being delivered at such Time of Delivery and the Pledge Agreement have each been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitute a valid and legally binding agreement of the Company (and together they create, to the extent provided therein, a valid interest of the holders of the Securities in the Preferred Securities) enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether such principles are considered in a proceeding in equity or in law), the Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Securities of their respective obligations under the Purchase Contracts constituting part of such Securities, a legal, valid and perfected security interest (as that term is defined in the Uniform Commercial Code, as adopted and in effect in the State of New York), in favor of the Collateral Agent, in the right, title and interest of such holders in the Pledged Securities (as defined in the Pledge Agreement) constituting a part of such Securities;

        (v) The Remarketing Agreement has been duly authorized by the Company; and the holders of the Preferred Securities and the Debentures will be entitled to the benefits of the Remarketing Agreement and the Purchase Contract Agreement, in each case in respect of the remarketing of such instruments;

        (vi) Each of the Guarantee Agreement, the Declaration, the Base Indenture and the Third Supplemental Indenture, has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether such principles are considered in a proceeding in equity or in law); the Declaration, the Indenture and the Guarantee Agreement have been duly qualified under the Trust Indenture Act;

       (vii) The Senior Debentures underlying the Trust Securities being delivered at such Time of Delivery have been duly authorized, and when executed and authenticated in accordance with the provisions of the Base Indenture and the Supplemental Indenture and delivered to and paid for by the Trust will be entitled to the benefits of the Indenture;

       (viii) The Registration Statement has become effective under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration

    Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission;

        (ix) When each part of the Registration Statement became effective, such part and the Prospectus included therein complied as to form in all material respects with the requirements of the Act and the Rules and Regulations, and while such counsel has not independently verified the accuracy, completeness or fairness of such statements and takes no responsibility therefor, such counsel has no reason to believe that such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date hereof and at the Time of Delivery, the Registration Statement and the Prospectus as then amended or supplemented complied or complies, as the case may be, as to form in all material respects with the requirements of the Act and the Rules and Regulations and while such counsel has not independently verified the accuracy, completeness or fairness of such statements and takes no responsibility therefor, such counsel has no reason to believe that such documents contained or contain, as the case may be, any untrue statement of a material fact or omitted or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood that such counsel need express no opinion or belief as to the financial statements or financial data contained in the Registration Statement or the Prospectus or any such amendment or supplement; and

        (x) The discussion set forth in the Prospectus under the heading "U.S. Federal Income Tax Consequences", insofar as it relates to matters of United States federal income tax law, is accurate in all material respects; provided that such counsel need express no opinion as to statements in such discussion concerning the Company's expectations or determinations.

      (d) John W. Holleran, Esq., Senior Vice President Human Resources and General Counsel of the Company, shall have furnished to you his written opinion dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

         (i) Each document incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, at the time such document was filed or became effective under the Act, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

        (ii) The Units, the Purchase Contract Agreement (including the form of Remarketing Agreement attached as an exhibit thereto), the Purchase Contracts, the Declaration, the Preferred Securities, the Indenture, the Senior Debentures, the Guarantee Agreement, the Guarantee, the Pledge Agreement and the Remarketing Agreement conform in all material respects to the descriptions thereof contained in the Prospectus;

        (iii) The descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown and such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required in all material respects, nor of any contract or documents of a character required to be described in the Registration Statement or Prospectus which are not described as required in all material respects; and

        (iv) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

      (e) Richards, Layton & Finger, P.A., special Delaware counsel for the Trust, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

         (i) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

        (ii) Under the Delaware Business Trust Act and the Declaration, the Trust has the power and authority to enter into this Agreement, to own property and conduct its business as described in the Prospectus;

        (iii) The holders of the Preferred Securities (other than those holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

        (iv) This Agreement has been duly authorized, executed and delivered by the Trust;

        (v) The Preferred Securities underlying the Firm Securities and the Optional Securities have been duly and validly authorized, and are duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; the Preferred Securities are entitled to the benefits of the Declaration; and the holders of the Preferred Securities are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that such holders have payment obligations as set forth in the Declaration;

        (vi) The Common Trust Securities have been duly and validly authorized by the Trust and are duly and validly issued undivided beneficial interests in the assets of the Trust; the issuance of the Common Trust Securities is not subject to preemptive or other similar rights; and the Common Trust Securities and the Preferred Securities are the only interests authorized to be issued by the Trust;

       (vii) The issuance and sale by the Trust of the Preferred Securities underlying the Firm Securities and the Optional Securities, and the Common Securities, the execution and delivery of this Agreement and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated hereby and compliance by the Trust with its obligations hereunder will not violate (i) any of the provisions of the Trust's Certificate of Trust or (ii) any applicable Delaware law or administrative regulation;

       (viii) The Declaration constitutes a valid and legally binding obligation of the Company, the Property Trustee, Delaware Trustee and the Administrative Trustees named therein, enforceable against the Company, the Property Trustee, Delaware Trustee and the Administrative Trustees in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, including applicable law with respect to fiduciary duties.

      (f)  On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of

  Delivery, Arthur Andersen LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

      (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

      (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

      (i)  On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

      (j)  The Company and the Trust shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

      (k) The Securities shall have been duly listed, subject to notice of issuance, on the Exchange; and

      (l)  The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and the Trust satisfactory to you as to the accuracy of the representations and warranties of the Company and the Trust herein at and as of such Time of Delivery, as to the performance by the Company and the Trust, as the case may be, of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request.

    8.  (a) Each of the Company and the Trust, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Trust shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

      (b) Each Underwriter will indemnify and hold harmless the Company and the Trust against any losses, claims, damages or liabilities to which the Company and the Trust may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Trust on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Trust bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Trust on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (e) The obligations of the Company and the Trust under this Section 8 shall be in addition to any liability which the Company or the Trust may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or the Trust within the meaning of the Act.

    9.  (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties reasonably acceptable to the Company to purchase such Securities on the terms contained herein at a Time of Delivery. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

      (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligation of the Underwriters to purchase and of the Company to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

    10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Trust and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company or the Trust, and shall survive delivery of and payment for the Securities.

    Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 8 hereof, the representations and warranties in subsections (b) and (c) of Section 2 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company or the Trust pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act.

    11. If this Agreement shall be terminated pursuant to clauses (i), (iii), (iv) or (v) of Section 7(i) or Section 9 hereof, neither the Company nor the Trust shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the Company and the Trust as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company and the Trust shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

    12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you. Any action taken by you under this Agreement will be binding upon all the Underwriters.

    All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you at 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

    13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Trust and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, the Trust or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

    14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

    15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

    17. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, without the Underwriters imposing any limitation of any kind.

    If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company and the Trust. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,
Boise Cascade Corporation
By:

Name:
Title:
Boise Cascade Trust I
By:

Name:
Title:
Accepted as of the date hereof:

GOLDMAN, SACHS & CO., ABN AMRO ROTHSCHILD LLC, BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC., J.P. MORGAN SECURITIES INC.,
By:
(Goldman, Sachs & Co.)
On behalf of each of the Underwriters

SCHEDULE I

Underwriter	Number of Firm Securities to be Delivered	Number of Optional Securities to be Delivered if Maximum Option Exercised
Goldman, Sachs & Co.	2,100,000	315,000
ABN AMRO Rothschild LLC	225,000	33,750
Banc of America Securities LLC	225,000	33,750
First Union Securities, Inc.	225,000	33,750
J.P. Morgan Securities Inc.	225,000	33,750

Total	3,000,000	450,000

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SCHEDULE I